SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549





                                  FORM 8-K



                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



                             DECEMBER 29, 1998
              DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                             SALANT CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



DELAWARE                          0-2433                         13-3402444
(STATE OR OTHER                 (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                 FILE NUMBER)               INDENTIFICATION NO.)
INCORPORATION)



1114 Avenue of the Americas, New York, New York                      10036
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                           (ZIP CODE)



                               (212) 221-7500
            (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

ITEM 3.     BANKRUPTCY OR RECEIVERSHIP

          On December 29, 1998, Salant Corporation ("Salant") filed a voluntary petition for relief under chapter 11, title 11, of the United States Code with the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). Salant also filed its Disclosure Statement and Plan of Reorganization with the Bankruptcy Court on December 29, 1998.

          Also on December 29, 1998, the Bankruptcy Court approved, on an interim basis, Salant's authority to obtain additional loans and advances under an $85 million debtor-in-possession facility ("DIP Facility") provided by Salant's pre-petition working capital lender, The CIT Group/Commercial Services, Inc. ("CIT"), in an amount not to exceed the lesser of $15 million and the aggregate amount available under the DIP Facility.

          The foregoing summary does not purport to be complete and is qualified in its entirety by reference to (i) the Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998, (ii) the Disclosure Statement for Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998, (iii) the Ratification and Amendment Agreement, dated as of December 29, 1998, by and between Salant and CIT,
(iv) the Order Authorizing Interim Financing, Granting Senior Liens and Priority Administrative Expense, Modifying the Automatic Stay, and Authorizing Debtor to Enter into Agreements with The CIT Group/Commercial Services, Inc. and Authorizing the Assumption of the Existing Financing Agreements with Debtor, dated December 29, 1998, and (v) the press release, dated December 29, 1998, filed as Exhibits 2.3, 2.4, 10.50, 99.1 and 99.2, respectively, to this Current Report on Form 8-K, which items are incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
          INFORMATION AND EXHIBITS

          (c) Exhibits.

          The following exhibits are filed as part of this report:

Exhibit
Number    Description
-------   -----------

2.3 Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998.

2.4 Disclosure Statement for Chapter 11 Plan of Reorganization, dated December 29, 1998.

10.50 Ratification and Amendment Agreement, dated as of December 29, 1998, by and between Salant Corporation and The CIT
          Group/Commercial Services, Inc.

99.1 Order Authorizing Interim Financing, Granting Senior Liens and Priority Administrative Expense, Modifying the Automatic Stay, and Authorizing Debtor to Enter into Agreements with The CIT Group/Commercial Services, Inc. and Authorizing the Assumption of the Existing Financing Agreements with Debtor, dated December 29, 1998.

99.2      Press Release, dated December 29, 1998.

                                 SIGNATURE



          Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                SALANT CORPORATION



Dated:  January 5, 1999                         By: /s/ Todd Kahn
                                                   -------------------------
                                                   Chief Operating Officer
                                                   and General Counsel

                                EXHIBIT INDEX

Exhibit
Number    Description
-------   -----------

2.3 Chapter 11 Plan of Reorganization for Salant Corporation, dated December 29, 1998.

2.4 Disclosure Statement for Chapter 11 Plan of Reorganization, dated December 29, 1998.

10.50 Ratification and Amendment Agreement, dated as of December 29, 1998, by and between Salant Corporation and The CIT
          Group/Commercial Services, Inc.

99.1 Order Authorizing Interim Financing, Granting Senior Liens and Priority Administrative Expense, Modifying the Automatic Stay, and Authorizing Debtor to Enter into Agreements with The CIT Group/Commercial Services, Inc. and Authorizing the Assumption of the Existing Financing Agreements with Debtor, dated December 29, 1998.

99.2      Press Release, dated December 29, 1998.